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                                                                   EXHIBIT 23.03

                      CONSENT OF AMERICAN EXPRESS COMPANY

We consent to the reference to our company under the captions "Summary," "Business--Industry Background" and "Experts" and to the use of our 1997 American Express T&E Management Process Study in the Registration Statement (Form S-1 no. 333-______) and the related Prospectus of Concur Technologies, Inc.


                                        /s/
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                                        AMERICAN EXPRESS COMPANY

New York, New York
March 17, 1999